UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2012

KINDER MORGAN MANAGEMENT, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-16459 (Commission File Number)	76-0669886 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On May 1, 2012, the Federal Trade Commission (FTC) voted to accept a proposed settlement order regarding Kinder Morgan, Inc.’s (KMI) pending acquisition of El Paso Corporation (EP) .  The FTC also granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, allowing the companies to close the transaction.  The settlement order requires KMI to divest certain assets currently held by Kinder Morgan Energy Partners, L.P. ( KMP) to an FTC-approved buyer within 180 days from the date that KMI consummates the EP acquisition.  As previously announced, the assets included in this disposal group are KMP’s (i) Kinder Morgan Interstate Gas Transmission natural gas pipeline system; (ii) Trailblazer natural gas pipeline system; (iii) Casper and Douglas natural gas processing operations; and (iv) 50% equity investment in the Rockies Express natural gas pipeline system.  In this report, we refer to this combined group of assets as KMP’s FTC Natural Gas Pipelines disposal group.

Accordingly, in our and KMP’s Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2012, KMP’s FTC Natural Gas Pipelines disposal group was reflected as discontinued operations. We have revised our and KMP’s financial statements as of December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, as well as the selected financial data as of and for each of the five years in the period ended December 31, 2011, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures about Market Risk as set forth in our Annual Report on Form 10-K for the year ended December 31, 2011 to reflect KMP’s FTC Natural Gas Pipelines disposal group as discontinued operations for  all periods presented. These revised financial statements and other financial information  are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP
99.1
Revised Kinder Morgan Management, LLC financial statements as of December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, selected financial data as of and for each of the five years in the period ended December 31, 2011, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures about Market Risk.

99.2
Revised Kinder Morgan Energy Partners, L.P. financial statements as of December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, selected financial data as of and for each of the five years in the period ended December 31, 2011, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures about Market Risk.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN MANAGEMENT, LLC

Dated: May 3, 2012	By:	/s/ Kimberly A. Dang
Kimberly A. Dang Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1
Revised Kinder Morgan Management, LLC financial statements as of December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, selected financial data as of and for each of the five years in the period ended December 31, 2011, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures about Market Risk.

99.2
Revised Kinder Morgan Energy Partners, L.P. financial statements as of December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, selected financial data as of and for each of the five years in the period ended December 31, 2011, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures about Market Risk.